UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2022 (May 3, 2022)

BIOTECH ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39935	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 West 25th Street, 20th Floor

New York, New York 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 227-1905

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	BIOTU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	BIOT	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	BIOTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Common Stock Purchase Agreement

On May 3, 2022, Biotech Acquisition Company, a special purpose acquisition company organized under the laws of the Cayman Islands (“BAC”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with CF Principal Investments LLC (“CFPI”), an affiliate of Cantor Fitzgerald, related to a committed equity facility (the “Facility”). Pursuant to the Purchase Agreement, after the closing of the previously announced merger between BAC and Blade Therapeutics, Inc. (the “Merger”), Blade Biotherapeutics Inc. (“Blade Biotherapeutics”, the surviving company) will have the right to sell to CFPI from time to time at its option up to $75,000,000 of Blade Biotherapeutics’ common stock, subject to the terms, conditions and limitations set forth in the Purchase Agreement.

Sales of the shares of Blade Biotherapeutics’ common stock to CFPI under the Purchase Agreement, and the timing of any such sales, will be determined by Blade Biotherapeutics from time to time in its sole discretion (subject to the terms and conditions set forth therein) and will depend on a variety of factors, including, among other things, market conditions, the trading price of the common stock, as well as determinations by Blade Biotherapeutics about the use of proceeds of such common stock sales. The net proceeds from any such sales under the Purchase Agreement will depend on the frequency with, and the price at, which the shares of common stock are sold to CFPI. It is anticipated that Blade Biotherapeutics will use the proceeds from any such sales under the Purchase Agreement for working capital and general corporate purposes.

Upon the initial satisfaction of the conditions to CFPI’s obligation to purchase shares of common stock set forth under the Purchase Agreement (the “Commencement”), including that a registration statement registering the resale by CFPI of the shares of common stock under the Securities Act of 1933, as amended (the “Securities Act”), purchased pursuant to the Purchase Agreement (the “Resale Registration Statement”) is declared effective by the Securities and Exchange Commission (the “SEC”) and a final prospectus relating thereto is filed with the SEC, Blade Biotherapeutics will have the right, but not the obligation, from time to time, at its sole discretion and on the terms and subject to the limitations contained in the Purchase Agreement, until no later than the first day of the month following the 36-month anniversary of the date that the Resale Registration Statement is declared effective, to direct CFPI to purchase up to a specified maximum amount of common stock as set forth in the Purchase Agreement by delivering written notice to CFPI prior to the commencement of trading on any trading day. The purchase price of the common stock that Blade Biotherapeutics elects to sell to CFPI pursuant to the Purchase Agreement will be 97% of the VWAP of the common stock during the applicable purchase date on which Blade Biotherapeutics has timely delivered a written notice to CFPI, directing it to purchase common stock under the Purchase Agreement.

The Purchase Agreement provides that, prior to the Commencement, Blade Biotherapeutics shall issue a number of shares of Blade Biotherapeutics’ common stock equal to the quotient of $2,250,000 divided by the last closing trading price for the common stock on Nasdaq for a share of Blade Biotherapeutics’s common stock on the earlier of (i) the second trading day immediately prior to the filing of the Resale Registration Statement and (ii) the date on which CFPI sends an invoice to Blade Biotherapeutics with respect to such commitment fee. In addition, pursuant to the Purchase Agreement, BAC has agreed to reimburse CFPI for certain expenses incurred in connection with the Facility. The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party.

The Purchase Agreement shall automatically terminate if the agreement governing the Merger is validly terminated in accordance with the terms thereof prior to the closing of the Merger. Blade Biotherapeutics has the right to terminate the Purchase Agreement at any time after the Commencement, at no additional cost or penalty, upon five (5) trading days’ prior written notice.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement attached as Exhibit 10.26 to the Registration Statement on Form S-4/A3, as filed with the SEC on May 4, 2022.

Registration Rights Agreement

On May 3, 2022, BAC entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with CFPI related to the Facility. Pursuant to the Registration Rights Agreement, BAC has agreed to provide CFPI with certain registration rights with respect to the common stock issued under the Purchase Agreement and the Facility, following the closing of the Merger. BAC has agreed that Blade Biotherapeutics shall file the Resale Registration Statement within thirty (30) days after the closing of the Merger and shall use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter, but not later than the fifth business day after the date that Blade Biotherapeutics receives notice from the SEC, that it will not review the Resale Registration Statement (or 120 calendar days following the filing thereof if the SEC does review).

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 10.27 to the Registration Statement on Form S-4/A3, as filed with the SEC on May 4, 2022.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above, in Item 1.01 of this Current Report on Form 8-K, is incorporated by reference. The common stock to be issued in connection with the Purchase Agreement, and after the closing of the Merger, will not be registered under the Securities Act in reliance on the exemption from the registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed business combination between BAC and Blade Therapeutics, Inc. (the “Transaction”). This report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction, BAC filed a registration statement on Form S-4, as amended, with the SEC, which includes a preliminary proxy statement/prospectus, to be used at the meeting of its shareholders to approve the proposed merger between Blade and BAC, as well as related matters. The registration statement was declared effective by the SEC on May 9, 2022, and BAC will mail the definitive proxy statement/prospectus and a proxy card to each shareholder of BAC as of a record date for the meeting of BAC shareholders to be established for voting on the Transaction. Investors are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Transaction that BAC has filed or will file with the SEC, when they become available, because they will contain important information about BAC, Blade, and the Transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by BAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by BAC with the SEC may also be obtained free of charge upon written request to Biotech Acquisition Company, 545 West 25th Street, 20th Floor, New York, NY 10001.

Participants in the Solicitation

BAC and its directors and executive officers may be deemed participants in the solicitation of proxies from BAC’s shareholders with respect to the business combination and related matters. Information about BAC’s directors and executive officers and a description of their interests in BAC and the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction when available and will be available free of charge at the SEC’s website (www.sec.gov).

Blade and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of BAC in connection with the proposed business combination and related transactions. Information about Blade’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction when available and can be obtained free of charge as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy, or a recommendation to purchase, any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of BAC, Blade and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the expectations of BAC and Blade with respect to future performance of BAC, anticipated financial impacts of the Transaction, the products and anticipated opportunities and addressable market for BAC, the satisfaction of the closing conditions to the Transaction, and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) a default by one or more of the investors in the PIPE on its commitment, and BAC’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the $75,000,000 minimum cash condition in the Merger Agreement; (3) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of BAC or Blade, or other conditions to the closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (5) the ability to maintain the listing of BAC’s securities on a national securities exchange; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of BAC to grow and manage growth economically and hire and retain key employees, officers and directors; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) the effect of the COVID-19 pandemic on BAC or Blade, and their ability to consummate the Transaction; (11) whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; (12) the timing, costs, conduct, and outcome of clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; (13) the risks that BAC’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other authorities, or that approval may be otherwise delayed or subject to unanticipated conditions); (14) the possibility that BAC or Blade may be adversely affected by other economic, business, and/or factors such as a highly competitive market; (15) the ability to execute BAC’s business plan and strategy; (16) the outcome of any legal proceedings that may be instituted against BAC or Blade related to the Transaction; (17) the ability to protect and enhance the corporate reputation and brand of BAC; and (18) other risks and uncertainties to be identified in the prospectus/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by BAC. BAC and Blade caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of BAC or Blade undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated May 3, 2022, between Biotech Acquisition Company and CF Principal Investments LLC(1)
10.2	Registration Rights Agreement, dated May 3, 2022, between Biotech Acquisition Company and CF Principal Investments LLC(2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Incorporated by reference to the Company’s Registration Statement on Form S-4/A3, filed with the SEC on May 4, 2022.

(2) Incorporated by reference to the Company’s Registration Statement on Form S-4/A3, filed with the SEC on May 4, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2022

BIOTECH ACQUISITION COMPANY

By:	/s/ Michael Shleifer
	Name:	Michael Shleifer
	Title:	Chief Executive Officer